Exhibit 3.7

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

OCTOBER 5, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

SUNBELT-TURRET STEEL, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1.	ARTICLES OF INCORPORATION filed on September 17, 1998

2.	CHANGE OF REGISTERED OFFICE – Domestic filed on January 11, 1999

3.	CHANGE OF REGISTERED OFFICE – Domestic filed on October 29, 2009

4.	CHANGE OF REGISTERED OFFICE – Domestic filed on March 8, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Certification Number: 10606280-1

Verify this certificate online at http://www.corporations.state.pa.us/corp/soskb/verify.asp

Microfilm Number	Filed with the Department of State on SEP 17 1988

Entity Number 2836796	/s/ Secretary of the Commonwealth

ARTICLES OF INCORPORATION-FOR PROFIT

OF

            SUNBELT-TURRET STEEL INC.

Name of Corporation

A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

☒ Business-Stock (15 Pa.C.S. ’ 1306)	☐ Management (15 Pa.C.S. ’ 2702

☐ Business-nonstock (15 Pa.C.S. ’ 2102)	☐ Professional (15 Pa.C.S. ’ 2903)

☐ Business-statutory close (15 Pa.C.S. ’ 2303)	☐ Insurance (15 Pa.C.S. ’ 3101)

☐ Cooperative (15 Pa.C.S. ’ 7102)

DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1.	The name of the corporation is: SUNBELT-TURRET STEEL, INC.

2.	The (a) address of this corporation’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

	(a)	LEETSDALE INDUSTRIAL PARK
		P.O. BOX 55	LEETSDALE	PENNSYLVANIA	15056	ALLEGHENY

		Number and Street	City	State	Zip	County

	(b)	c/o:

		Name of Commercial Registered Office Provider				County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.	The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

Certification#: 10606280-1 Page 1 of 8

4.	The aggregate number of shares authorized is: 1,000 SHARES, $1.00 PAR VALUE PER SHARE (other provisions, if any, attach 8 1/2 x 11 sheet)

5.	The name and address including number and street, if any, of each incorporator is:

Name	Address

RALPH F. MANNING, ESQUIRE	C/O TUCKER ARENSBERG, P.C.
1500 ONE PPG PLACE, PITTSBURGH, PA
15222

6.	The specified effective date, if any, is:
month day year hour, if any

7.	Additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

IN TESTIMONY WHEREOF, the incorporator has signed these Articles of Incorporation this 17TH day of September, 1998.

/s/
RALPH F. MANNING, Incorporator

Be99367.1

Certification#: 10606280-1 Page 2 of 8

Microfilm Number	Filed with the Department of State on JAN 11 1999

Entity Number 2836796	/s/ ACTING Secretary of the Commonwealth

STATEMENT OF CHANGE OF REGISTERED OFFICE

DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

☒ Domestic Business Corporation (15 Pa.C.S. § 1507)	☐ Foreign Nonprofit Corporation (15 Pa.C.S. § 6144)

☐ Foreign Business Corporation (15 Pa.C.S. § 4144)	☐ Domestic Limited Partnership (15 Pa.C.S. § 8506)

☐ DomesticNonprofit Corporation (15 Pa.C.S. § 5507)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name of the corporation or limited partnership is: SUNBELT-TURRET STEEL, INC.

2.	The (a) address of this corporation’s or limited partnership’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

	(a)	LEETSDALE INDUSTRIAL PARK
		P.O. BOX 55	LEETSDALE	PENNSYLVANIA	15056	ALLEGHENY

		Number and Street	City	State	Zip	County

	(b)	c/o:

		Name of Commercial Registered Office Provider				County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.	(Complete part (a) or (b)):

(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Certification#: 10606280-1 Page 3 of 8

LEETSDALE INDUSTRIAL PARK
	P.O. BOX 148	LEETSDALE	PENNSYLVANIA	15066	ALLEGHENY

	Number and Street	City	State	Zip	County

(b)	The registered office of the corporation or limited partnership shall be provided by:

(b)	c/o:

	Name of Commercial Registered Office Provider				County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4.	(Strike out, if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 17th day of December, 1998.

SUNBELT-TURRET STEEL, INC.
(Name of Corporation/Limited Partnership)

By:	/s/
(Signature)

Title:	VICE PRESIDENT

Be103586.1

Certification#: 10606280-1 Page 4 of 8

Entity #: 2836796 Date Filed: 10/29/2009 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)
Entity Number	☒ Domestic Business Corporation (§ 1507)
2836796	☐ Foreign Business Corporation (§ 4144)
☐ Domestic Nonprofit Corporation (§ 5507)
☐ Foreign Nonprofit Corporation (§ 6144)
☐ Domestic Limited Partnership (§ 8506)

Name			Document will be returned to the name and address you enter to the left.
Eileen R. Jordan c/o Houston Harbaugh, P.C.
Address
401 Liberty Avenue, 2200 Three Gateway Center			f
City	State	Zip Code
Pittsburgh	Pennsylvania	15222

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name is:
Sunbelt-Turret Steel, Inc.

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

	(a)	Number and Street	City	State	Zip	County
		Leetsdale Industrial Park, P.O. Box 148	Leetsdale	Pennsylvania	15056	Allegheny

	(b)	Name of Commercial Registered Office Provider			County
c/o:

Certification#: 10606280-1 Page 5 of 8

3.	Complete part (a) or (b):

	(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

		105 Pine Street	Imperial	Pennsylvania	15126-1142	Allegheny

		Number and Street	City	State	Zip	County

	(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o:

		Name of Commercial Registered Office Provider				County

4.	Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the Corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this 20th day of October, 2009.

SUNBELT-TURRET STEELE, INC.
Name of Corporation/Limited Partnership

/s/
Signature

Phillip B. Holmes, Vice President
Title

Certification#: 10606280-1 Page 6 of 8

Entity #: 2836796 Date Filed: 03/08/2012 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)
☒ Domestic Business Corporation (§ 1507)
☐ Foreign Business Corporation (§ 4144)
☐ Domestic Nonprofit Corporation (§ 5507)
☐ Foreign Nonprofit Corporation (§ 6144)
☐ Domestic Limited Partnership (§ 8506)

Name			Document will be returned to the name and address you enter to the left.
CT COUNTER
Address
f
City	State	Zip Code
8411013-SOPA 22

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name is:
Sunbelt-Turret Steel, Inc.

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

	(a)	Number and Street	City	State	Zip	County
		105 PINE STREET	IMPERIAL	PA	15126	ALLEGHENY

	(b)	Name of Commercial Registered Office Provider				County

Certification#: 10606280-1 Page 7 of 8

3.	Complete part (a) or (b):

	(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

		Number and street	City	State	Zip	County

	(b)	The registered office of the corporation or limited partnership shall be provided by:

		c/o: CT Corporation System				Dauphin

		Name of Commercial Registered Office Provider				County

4.	Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 8th day of March, 2012.

Sunbelt-Turret Steele, Inc.
Name of Corporation/Limited Partnership

/s/
Signature

Sally A. Ward, Assistant Secretary
Title

Certification#: 10606280-1 Page 8 of 8